Exhibit 10.4

CUSTOMER GROUP SCHEDULE

For the purpose of this Letter of Offer the following entities are individually and collectively known as Royal Wolf Australia Group or simply the Group:

•	GFN Australasia Holdings Pty Ltd ACN 121 226 793

•	GFN Australasia Finance Pty Ltd ACN 121 227 790

•	RWA Holdings Pty Ltd ABN 55 106 913 964

•	Royal Wolf Trading Australia Pty Ltd ABN 38 069 244 417

•	Royal Wolf Hi-Tech Pty Ltd ABN 22 079 735 050

“You” is a reference to the Group members individually and collectively.

Exhibit 10.4

Australia and New Zealand Banking Group Limited ABN 11 005 357 522 Level 13, 20 Martin Place Sydney NSW 2000

3 March 2008

The Directors Royal Wolf Australia Group Suite 202, Level 2 22-28 Edgeworth David Ave Hornsby NSW 2077

Dear Sirs,

VARIATION LETTER

Royal Wolf Australia Group

Following our recent discussions, we are pleased to offer an additional facility and variations to some of the conditions on which the existing facilities are provided as follows:

Summary of facilities available:

A summary of facilities is as follows:

Facility	Facility Limit AUD
Interchangeable Facility (1) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility	40,000,000
Interchangeable Facility (2) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility	5,000,000
Interchangeable Facility (3) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility	12,300,000
Special Finance line Facility - Uncommitted (additional)	25,000,000
Multi Option Facility (1) - Lease Finance (Progressive Draw) Facility - Hire Purchase (Progressive Draw) Facility	500,000
Multi Option Facility (2) (additional) - Fixed Rate Commercial Bill Facility - Variable Rate Commercial Bill Acceptance and Discount Facility - Lease Finance (Progressive Draw) Facility - Hire Purchase (Progressive Draw) Facility	2,500,000
ANZ Online Facility - Direct Payments	2,000,000
ANZ Online Facility - Global Payments	1,000,000
Indemnity/Guarantee Facility - Financial Guarantees	1,500,000
Invoice Finance Facility (varied)	10,000,000

Total Facility Limits:	99,800,000

Exhibit 10.4

Details of additional facility:

Details of the additional facility are set out in the Facilities Schedule to this Variation Letter.

Security:

The existing security held by us is to remain in full force and will extend to cover the existing facilities and the additional facility in this letter being provided to you by us.

Securities for the facilities are set out in the Security Schedule to this letter.

Financial requirements, other conditions and conditions precedent:

Details of additional financial covenant and conditions precedent are set out in the Financial Requirements and Other Conditions Schedule to this Variation Letter.

The existing financial reporting requirements and other conditions continue to remain in full force.

General and Specific Conditions:

Our General Conditions (Fourth Edition 2003) apply to the facilities as well as any applicable Specific Conditions to the facilities. Both the General Conditions and any applicable Specific Conditions are enclosed with this letter, unless they have been previously provided by us.

Annual review:

The facilities are subject to annual review. The next review date will be on 17 October 2008.

If the Annual review is not carried out on or before the next review date, we may carry out the Annual review at any time after the next review date.

Conditions continue:

Until you accept our offer (and have complied with all conditions precedent), the arrangements for the facilities that we are making available to you, including the conditions on which those facilities are being made available, continue.

No other variations:

Except as indicated above, it is not proposed to vary any of the other conditions of your facilities.

Exhibit 10.4

Fees

Loan Approval Fee:

A Loan Approval Fee of $250,000 will be debited to your account on receipt of your acceptance of this letter.

Stamp Duty - Certificate of Value and Location of Assets

To ensure government stamp duty is paid correctly on any document and transaction would you please provide us with a certificate signed by each entity providing security which sets out the location of assets on a State or Territory basis (the form of the certificate required is attached).

Stamp duty and other State and Federal Government charges may be levied/payable on the facilities provided by the Bank. State charges may apply in a single jurisdiction or multiple jurisdictions. You are liable for all such duties or charges and we may debit your account for those charges. If you do not have an account with us we will ask you to pay by cheque. We may, at our discretion, seek advice from external legal sources to advise on duties and charges payable. Any costs associated with obtaining this advice will be for your account.

Offer period:

Our offer is available for acceptance until the close of business on 25 March 2008, unless otherwise extended by ANZ in writing.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

Acceptance:

To accept this offer, please sign the duplicate of this letter of offer where indicated and return it to me at this office.

Yours faithfully,

/s/ Zaheed Khan	/s/ Trevor Auld

Zaheed Khan	Trevor Auld
Relationship Manager	Associate Director

Exhibit 10.4

FACILITIES SCHEDULE

FACILITIES SCHEDULE to Variation Letter dated 3 March 2008.

The facility detailed in this Schedule corresponds with those denoted as varied or additional in the Facility Summary shown on page 1 of this letter. The details of all other facilities remain unchanged.

Please note the following in relation to Uncommitted Facilities

Prior to the date of this Variation Letter, we have advised you of the availability of one or more of the following uncommitted facility types:
•	Interest Rate Swap Facility
•	Foreign Currency Dealing Facility

Drawings under any of these facilities are subject to our discretion - that is they are available only if we agree to the terms and conditions of each individual contract or transaction. While you may continue to request us to enter into transactions of the uncommitted facility/facilities previously included in your letter of offer, we will no longer be making reference to these facilities in future letter of offer documentation and each request will remain subject to us agreeing the terms and conditions of each individual contract or transaction.

The facility specified below are only available to the customer named before the facility details.

CUSTOMER:	Royal Wolf Australia Group

Special Finance Line Facility - Uncommitted

Total facility limit:	$25,000,000

Termination date:	18 September 2012

Purpose:	To assist with acquisition funding for businesses to be identified.

Repayments:	Interest only until 18 September 2012.

Conditions of use:
Activation is at the bank’s absolute discretion. We do not commit to fund any acquisition which we do not approve. If we do not agree to fund we will not be obliged to provide any reasons. In any event any agreement by the bank to fund will at least be subject to:

	i.	Appropriate financial /legal due diligence to be undertaken to the satisfaction of ANZ.
	ii.	Independent financial data review of the target company to the satisfaction of the bank.
iii.
Trailing 12mths EBITDA to be utilised for covenant calculations. i.e. Trailing EBITDA of the acquired target to be utilised on a pro - rata basis for covenant calculations following finalisation of acquisitions for a full 12 months.

iv.
Total existing and proposed debt facilities must not exceed 85% of the orderly liquidation value (OLV) of the existing fleet prior to the proposed acquisition. If the existing and proposed debt facilities would exceed the OLV following the drawing of the proposed debt facilities, you may obtain a valuation by Dovebid on the container assets which you propose to acquire and then we will include the Dovebid value of those assets in the OLV calculation to determine satisfaction with the OLV for the purposed of drawing the proposed debt facility. (refer proposed covenants)

	v.	Acquired assets to be incorporated into existing security structure.
	vi.	Share/Sale Purchase agreements to the satisfaction of ANZ.
vii.
Drawdown subject to all covenants being met, there is no existing event of default or circumstances which with the giving of notice or passing of time would constitute an event of default, nor has a notice been given under clause 9 of the General Conditions 2003 which has not been accepted by you.

Exhibit 10.4

Line Fee
Payable quarterly in advance and to be adjusted in accordance to the upward/downward ratchet mechanism. The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next available rollover date provided financials and covenant compliance certificate are provided within 15 days of the rollover date:

Total Debt (excl GFN) / Adj Trailing EBITDA	Line Fee
Less than 2.5x	1.40
>2.5x ≤ 3.0x	1.75
>3.0x ≤ 4.0x	1.95
>4.0x ≤ 4.5x	2.25
> 4.5x ≤ 5.5x	2.50
>5.5x	Review Event

Initial margin to be set at 1.95bps until such time as financial data for the Group (reviewed by WHK) for FYE30/06/2008 are available. Then for each applicable period the margin is to be determined in accordance with Total debt (excl GFN)/ Adjusted Trailing EBITDA (12 months trailing).

Multi Option Facility (2) (additional)

Total facility limit:	$2,500,000

Termination date:	18 September 2012

Purpose:	To assist with the construction of yard facilities.

Repayments:	Principal and Interest Payments.

Total facility limit for Multi-Option Facility and separate facility limits:	You may only make a drawing under a particular facility included in the Multi-Option Facility so long as the making of the drawing would not cause:

(i) the amount of the outstanding drawings under the facilities included in the Multi-Option Facility to exceed the total facility limit for the Multi-Option Facility; and

(ii) the amount of the outstanding drawings under the particular facility under which the drawing is made to exceed the facility limit, if any, for that particular facility.

Exhibit 10.4

Detailed Facility Information	The terms associated with the specific facility types listed within the Multi-Option facility are documented separately.

The available facilities are
	-	Fixed Rate Commercial Bill Facility
	-	Variable Rate Commercial Bill Acceptance and Discount Facility
	-	Lease Finance (Progressive Draw) Facility
	-	Hire Purchase (Progressive Draw) Facility

Fixed Rate Commercial Bill Facility

Yield rate:	For each drawing of bills, a rate fixed for all rollovers up until the last day of the term.

Fees:	Line fee:

Refer table below.

Handling fee:

A fee of $150 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Variable Rate Commercial Bill Acceptance and Discount Facility

Yield Rate:	For each drawing of bills, a rate quoted by us for the face value of the bills for the relevant tenor.

For tenors of 30, 60, 90, 120, 150 or 180 days, the actual rate used in the calculation will be the Bank Bill Swap Rate - Average Bid (rounded to the nearest two decimal places) plus a margin (if applicable).

For any other tenor, the actual rate used in the calculation will be the rate that we determine is the prevailing rate at which we can discount bills for the relevant term (rounded to the nearest two decimal places) plus a margin (if applicable).

In either case, the margin to be applied will depend on the size of the bill parcel and tenor.

The Bank Bill Swap Rate - Average Bid is quoted on the BBSY screen of Reuters on the day the quote is given and advertised in the Australian Financial Review the following business day.

An additional margin reflecting any movement in the actual rate since its quotation may be applied if your bills are not ready for acceptance by us by 12 noon on the day the bills are to be discounted or rolled.

Full details of how the rate has been calculated will be listed on the quotation given.

Exhibit 10.4

Fees:	Line fee:

Payable quarterly in advance, commencing on the date on which the facility is first drawnst. This fee is not rebatable.

The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next available rollover date provided financials and covenant compliance certificate are provided within 15 days of the rollover

Total Debt (excl GFN) / Adj Trailing EBITDA	Line Fee
Less than 2.5x	1.40
>2.5x ≤ 3.0x	1.75
>3.0x ≤ 4.0x	1.95
>4.0x ≤ 4.5x	2.25
> 4.5x ≤ 5.5x	2.50
>5.5x	Review Event

Handling fee:

A fee of $150 is payable when each bill is rolled.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Lease Finance (Progressive Draw) Facility

Subject to execution and acceptance of lease request:	The Customer is entitled to an agreement to lease or lease, as the case may be, only upon acceptance by the Bank of a signed lease request.

Fees:	Documentation fee:

A Documentation fee of $385 is payable on each draw.

Asset Drawdown fee:

An Asset Drawdown fee of $165 is payable on each draw.

Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Hire Purchase (Progressive Draw) Facility

Subject to execution and acceptance of hire purchase request:	The Customer is entitled to an agreement to hire or hire purchase agreement, as the case may be, only upon acceptance by the Bank of a signed hire purchase request.

Fees:	Documentation fee:

A Documentation fee of $350 is payable on each draw.

Asset Drawdown fee:

An Asset Drawdown fee of $150 is payable on each draw.

Other fees may be payable in accordance with the Specific Conditions.

Specific Conditions:	Specific Conditions for the facility are enclosed.

Exhibit 10.4

Invoice Finance Facility (varied)

Product limit:	$10,000,000 (previously $13,000,000)

Termination date:	Not before the next review date.

Purpose:	To enable you to sell debts to us and receive payments (including prepayments) to provide working capital for your business.

Administration fee:	$5,500 per month.

Prepayment percentage:	85% of the aggregate Face Value of Approved Debts.
Funding Charge:	The Bank Bill Swap Reference Rate - Average Bid for 30 days (rounded to the nearest two decimal places) plus a margin of 1.65% pa.

The Bank Bill Swap Reference Rate - Average Bid for 30 days is quoted on the BBSY screen of Reuters on the day the quote is given and is advertised in the Australian Financial Review the following business day.

Condition Precedent	• Debtors obtained from new business acquisitions will need to be vetted and approved by ANZ Invoice Finance prior to the invoices being discounted via the Invoice Finance facility.

• Any invoices issued involving progress claim billing will not be funded via the facility and the customer is to advise ANZ Invoice Finance in advance of any invoices raised on a progress claim basis.

Field Review	At the Bank’s discretion.

Should any aspect of the Field Review in our opinion be unsatisfactory, we reserve the right to vary terms and conditions under the Invoice Finance facility or withdraw the Invoice Finance facility if we deem appropriate.

Ageing of Purchased Debts:	Purchased Debts may be disapproved by us at any time and unless otherwise agreed, will be automatically disapproved once they are 3 months past the end of month of invoice.

Specific Conditions:	Specific Conditions - Invoice Finance Facility are enclosed.

Exhibit 10.4

SECURITY SCHEDULE

SECURITY SCHEDULE to Variation Letter dated 3 March 2008.

Existing Securities

•	Corporate Guarantee and Indemnity between:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	RWA Holdings Pty Ltd ACN 106 913 964
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

•	First Registered Company Charges (Mortgage Debentures) over all the assets and undertaking of:
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 ASIC Charge No. 1117185 dated 20 May 2005.
	-	RWA Holdings Pty Ltd ACN 106 913 964 ASIC Charge No. 1117184 dated 20 May 2005.
	-	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 ASIC Charge No. 1438843 dated 12 April 2007.
	-	GFN Australasia Holdings Pty Ltd ACN 121 226 793
	-	GFN Australasia Finance Pty Ltd ACN 121 227 790

(These are fixed and floating charges over all present and future assets, undertaking (including goodwill) and unpaid/uncalled capital of the companies).

•	Registered Fixed Charge over shares in Royal Wolf Trading Australia Pty Limited ACN 069 244 417 granted by RWA Holdings Pty Ltd ACN 106 913 964 ASIC Charge No.1117849 dated 31 December 2004.

•
Deed of Subordination dated 14 September 2007 between General Finance Corporation (U.S), GFN U.S. Australasia Holdings, Inc., Bison Capital Australia, L.P., Royal Wolf Australia Group and Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (the Bank).

Exhibit 10.4
FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE

FINANCIAL REQUIREMENTS AND OTHER CONDITIONS SCHEDULE to Variation Letter dated 3 March 2008.

Financial covenants:

While we are making facilities available to you and while there remains any obligations by you to us, you undertake that:
•	Consolidated Interest Cover: The interest cover ratio must be equal to or greater than as listed below at all times, tested quarterly on a rolling basis:(amended)
31/03/2008 - 2.25 times
30/06/2009 - 2.50 times

•
Consolidated Senior Debt Interest Cover: The senior debt interest cover ratio must be equal to or greater than 3.50 times at all times, tested quarterly on a rolling basis, to commence from the period 31 March 2008.
(amended)

•
Total Debt (excluding loans from General Finance Corporation to the Group) to adjusted trailing EBITDA ratio must be equal to or less than 5.50 times at all times, tested quarterly on a rolling basis, to commence from the period 31 March 2008.
(new)

•	Senior Debt to adjusted trailing EBITDA ratio must be equal to or less than 4.50 times at all times, tested quarterly, to commence from the period 31 March 2008. (new)

unless we have given you our prior written consent to a variation.

All other financial covenant requirements remain unchanged.

Commercial Bill Facility Line Fee.

For all existing Commercial Bill, payable quarterly in advance, commencing on the date on which the facility is rolled nextst. This fee is not rebatable.

The Line Fee will be adjusted by reference to the Total Financial Debt / Adjusted Trailing EBITDA ratio as follows and implemented at the next available rollover date provided financials and covenant compliance certificate are provided within 15 days of the rollover

Total Debt (excl GFN) / Adj Trailing EBITDA	Line Fee
Less than 2.5x	1.40
>2.5x ≤ 3.0x	1.75
>3.0x ≤ 4.0x	1.95
>4.0x ≤ 4.5x	2.25
> 4.5x ≤ 5.5x	2.50
>5.5x	Review Event

Exhibit 10.4

Compliance with financial covenants:

If any of the above financial covenants are breached, unless we have given you our prior written consent to a variation, you will be in breach of your obligations in terms of Default clauses in the General Conditions.

We will test the financial covenants for each entity that the financial covenants apply to at the end of each compliance period as set out above, based on the definitions and calculations set out below.

You agree that the interpretation and testing of the above financial covenants will be carried out in accordance with the provisions of the Corporation Act 2001 (Cth) and the accounting concepts, standards and disclosure requirements of the Australian accounting bodies consistently applied, unless otherwise agreed in writing.

Definitions:

“Consolidated” means, for the purposes of your financial statements, the following entities

•	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

•	RWA Holdings Pty Ltd ACN 106 913 964

•	GFN Australasia Holdings Pty Ltd ACN 121 226 793

•	GFN Australasia Finance Pty Ltd ACN 121 227 790

•	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

“Total Interest Expense” means the aggregate of interest expense, interest expense - Intra Group loans, subordinated loans, Invoice Finance Administration Fee and Funding Charge and interest expense of Directors, Owners and Shareholder loans.

“EBITDA” means the consolidated net profit/(loss) before deduction of, interest, tax depreciation and amortisation (before significant items).

“Senior Debt Interest Expense” means the aggregate of ANZ Commercial Bills and Invoice Finance interest expense, Invoice Finance Administration Fee and Funding Charge.

“GFN Loan Interest Subordinated” means the aggregate of interest expense on loans from General Finance Corporation to the Group, which have principal and interest subordinated to the facilities being provided by the bank.

“Adjusted trailing EBITDA” means GFN Australasia Holdings trailing 12 months EBITDA plus 12 months trailing EBITDA of future acquired companies.

The above terms are to be interpreted according to the Corporations Act 2001 (Cth), Statement of Accounting Concepts, Australian Accounting Standards and other mandatory reporting requirements.

Calculation:
Consolidated Interest Cover:

Adjusted trailing EBITDA Total Interest Expense less GFN Loan Interest Subordinated

Consolidated Senior Debt Interest Cover :

Adjusted trailing EBITDA Total Senior Debt Interest Expense

Total Debt (excluding loans from General Finance Corporation to the Group) to adjusted trailing EBITDA:

Total Debt (excluding loans from General Finance Corporation to the Group) Adjusted trailing EBITDA

Senior Debt to adjusted trailing EBITDA:

Senior Debt Adjusted trailing EBITDA

Exhibit 10.4

Conditions Precedent:

Our obligation to make any facilities available is subject to us being satisfied that you have complied with Clause 4 of the General Conditions and with the following:
•	Signed Legal and Financial due diligence to the Bank’s satisfaction.
•	Full breakdown of the purchase price to be provided.
•	You agree to enter into arrangements to hedge your interest rate risks in relation to no less than 50% of the $25,000,000 Special Finance Line Facility - Uncommitted. These hedging arrangements must:
▪ be entered into on or before settlement date;
▪ continue for the remainder of the term of the $25,000,000 Variable Rate/Fixed Rate Commercial Bill Acceptance Discount Facility; and
▪ be acceptable to us in all respects.
You agree to provide us with evidence of the hedging arrangement, which is acceptable to us, on or before settlement.
•	Additional 10% interest rate hedging to be entered into for the $25,000,000 for a period of 12 months from the drawdown date.
•	All the assets acquired are or will on completion of the acquisition be located in Australia.
•
None of the conditions precedent in the sale of business agreement have been waived or varied without the Bank's written consent, and that your solicitor provides a letter in terms satisfactory to the Bank that the conditions have been satisfied.

•	Information on fleet upgrade program and capital expenditure requirements.
•	Updated forecasts for Financial Year Ending 30 June 2008.
•	Half Year to Date 31 December 2007 management accounts to be confirmed by External Accounts (ie. WHK).

Orderly Liquidation Value

Funding of the Interchangeable Facility (1), Interchangeable Facility (2), Interchangeable Facility (3), Special Finance Line Facility and the Multi Option Facility (2) are restricted to an amount in total which is no greater than 85% of the orderly liquidation value of the container fleet. Should this condition be breached you must reduce the balance of the facilities within 5 Sydney business days to a level that will satisfy this condition.

New subsidiaries

All subsidiaries of the Group must provide guarantees and security over all assets to support all the facilities.

Exhibit 10.4

ACCEPTANCE

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 13, 20 Martin Place
Sydney NSW 2000

Acceptance of Variation Letter dated 3 March 2008.

We accept the additional facility and variations detailed in this letter and acknowledge receipt of the applicable Specific Conditions.

Dated: 19 March 2007

Signed for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793:	GFN Australasia Holdings Pty Ltd ACN 121 226 793

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills NSW
Address of witness

Signed for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790:	GFN Australasia Finance Pty Ltd ACN 121 227 790

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills NSW
Address of witness

Exhibit 10.4

Signed for and on behalf of Royal Wolf Trading Australia Pty Limited ACN 069 244 417:	Royal Wolf Trading Australia Pty Limited ACN 069 244 417

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills NSW
Address of witness

Signed for and on behalf of RWA Holdings Pty Limited ACN 106 913 964	RWA Holdings Pty Limited ACN 106 913 964

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills NSW
Address of witness

Signed for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills NSW
Address of witness

Exhibit 10.4

CORPORATE SURETY ACKNOWLEDGMENT

To:	Australia and New Zealand Banking Group Limited
Corporate Banking
Level 13, 20 Martin Place
Sydney NSW 2000

Corporate Surety Acknowledgment to Variation Letter dated 3 March 2008.

Dated: 19 March 2007

Signed for and on behalf of GFN Australasia Holdings Pty Ltd ACN 121 226 793:	GFN Australasia Holdings Pty Ltd ACN 121 226 793

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills NSW
Address of witness

Signed for and on behalf of GFN Australasia Finance Pty Ltd ACN 121 227 790:	GFN Australasia Finance Pty Ltd ACN 121 227 790

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills NSW
Address of witness

Exhibit 10.4

Signed for and on behalf of Royal Wolf Trading Australia Pty Limited ACN 069 244 417 in the presence of:	Royal Wolf Trading Australia Pty Limited ACN 069 244 417

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills NSW
Address of witness

Signed for and on behalf of RWA Holdings Pty Limited ACN 106 913 964 in the presence of:	RWA Holdings Pty Limited ACN 106 913 964

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills
Address of witness

Signed for and on behalf of Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050 in the presence of:	Royal Wolf Hi-Tech Pty Ltd ACN 079 735 050

/s/ Peter McCann

/s/ Greg Baker
Signature of witness

Gregory Brian Baker
Name of witness (BLOCK LETTERS)

9 Jerome Ave Winston Hills
Address of witness

Exhibit 10.4

CERTIFICATE OF VALUE AND LOCATION OF ASSETS

Group Name: Royal Wolf Group

	NSW	VIC	QLD	WA	SA	TAS	ACT	NT	Overseas	Total
Customer Representative to complete values (include all assets e.g. debtors, plant, land, inventory, goodwill and loans - excluding intercompany loans to other companies on this list who have given mortgage debentures)

Royal Wolf Trading Australia Pty Ltd ACN 38 069 244 417
RWA Holdings Pty Ltd ACN 55 106 913 964
GFN Australasia Holdings Pty Ltd ACN 121 226 793
GFN Australasia Finance Pty Ltd ACN 121 227 790
Royal Wolf Hi-Tech Pty Ltd ACN 22 079 735 050
Customer Representative to complete values (eg the value of the land or the value of the shares)
N/a
Totals

CONFIRMATION OF PREVIOUS ADVICE

I hereby certify that location and values of assets listed have not materially changed since our previous advice dated / /

Customer Representative Signature

Customer Representative Name

Position of Customer Representative
(Director/Financial Controller etc)

Date

1